Exhibit 10.16

THIRD AMENDMENT TO CATTLE SUPPLY AND FEEDING AGREEMENT

THIS THIRD AMENDMENT TO CATTLE SUPPLY AND FEEDING AGREEMENT (this “Amendment,”) is made and entered into as of November 7, 2014 by and between JBS Five Rivers Cattle Feeding LLC, a Delaware limited liability company (“FRR”), and J&F Oklahoma Holdings Inc., a Delaware corporation (“J&F”).

RECITALS

A. FRR and J&F are parties to that certain Cattle Supply and Feeding Agreement dated as of October 23, 2008, as amended by the First Amendment to Cattle Supply and Feeding Agreement dated as of September 21, 2010 and the Second Amendment to Cattle Supply and Feeding Agreement dated as of January 24, 2013 (the “Agreement”); and

B. FRR and J&F desire to amend the Agreement to extend the term past November 7, 2019.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreement contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.1. Section 1 of the Agreement is hereby amended by deleting “September 11, 2016” in the second sentence thereof and replacing it with “December 31, 2019”.

Section 1.2. Other than as set forth in this Amendment, all provisions of the Agreement shall remain in full force and effect.

Section 1.3. The Agreement, as amended by this Amendment, constitutes the entire agreement of the parties with respect to the matters set forth in the Agreement and supersedes any prior understanding or agreement, oral or written, with respect to such matters.

Section 1.4. This Amendment may be executed in counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

Section 1.5. This Amendment shall be governed and construed in accordance with the laws of the State of Colorado without giving effect to any choice or conflict of laws rule or provision that would cause the application of the domestic substantive laws of any other jurisdiction.

[Signature page follows.]

IN WITNESS WHEREOF, J&F and FRR have executed this Amendment to the Agreement as of the date first written above.

J&F: J&F Oklahoma Holdings Inc.

By:	/s/ Luke Lind
Name:	Luke Lind
Its:	President

FRR: JBS Five Rivers Cattle Feeding LLC

By:	/s/ Mike Thoren
Name:	Mike Thoren
Its:	President & CEO

[Signature Page to Third Amendment to U.S. Cattle Supply and Feeding Agreement]